Exhibit 99.2

AtriCure Investor Presentation January 2019 © 2019 AtriCure, Inc. All rights reserved. AtriCure 1

Forward Looking Statements This presentation contains “forward-looking statements,” which are statements related to future events that by their nature address matters that are uncertain. All forward-looking information is inherently uncertain and actual results may differ materially from assumptions, estimates or expectations reflected or contained in the forward-looking statements as a result of various factors. For details on the uncertainties that may cause our actual results to be materially different than those expressed in our forward-looking statements, see our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC and available at http://www.sec.gov, which contain risk factors. Forward-looking statements address our expected future business, financial performance, financial condition as well as results of operations, and often contain words such as “intends,” “estimates,” “anticipates,” “hopes,” “projects,” “plans,” “expects,” “seek,” “believes,” "see," “should,” “will,” “would,” “target,” and similar expressions and the negative versions thereof. Such statements are based only upon current expectations of AtriCure. Any forward-looking statement speaks only as of the date made. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied. Forward-looking statements include statements that address activities, events or developments that AtriCure expects, believes or anticipates will or may occur in the future. Forward-looking statements are based on AtriCure’s experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond AtriCure’s control. With respect to the forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. We undertake no obligation to publicly update or revise any forward-looking statements to reflect new information or future events or otherwise unless required by law. AtriCure 2

Non-GAAP Financial Measures To supplement the Company’s consolidated financial statements prepared in accordance with accounting principles generally accepted in the United States of America, or GAAP, the Company uses certain non-GAAP financial measures in this presentation. Adjusted EBITDA, which the Company defines as earnings before interest, taxes, depreciation and amortization, adjusted for share-based compensation and the change in fair value of contingent consideration, provides an indication of performance excluding certain items. Management believes that in order to properly understand short-term and long-term financial trends, investors may wish to consider the impact of these excluded items in addition to GAAP measures. The excluded items vary in frequency and/or impact on our continuing operations and management believes that the excluded items are typically not reflective of our ongoing core business operations. Further, management uses adjusted EBITDA for its strategic planning. A reconciliation of adjusted EBITDA to the most comparable GAAP measure for the respective periods can be found in the Supplemental Information section of this presentation. The non-GAAP financial measures used by the Company may not be the same or calculated the same as those used by other companies. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for the Company’s financial results prepared and reported in accordance with GAAP. AtriCure 3

Atrial Fibrillation Approximately 9% of people over 65 suffer from atrial fibrillation (also called Afib or AF), a quivering or irregular heartbeat (arrhythmia) that can lead to blood clots, stroke, heart failure and other heart-related complications. More than 33 million people are affected worldwide, where 2/3 are not addressed by standard of care. Roughly 1.2 million Afib cases are diagnosed annually in the U.S. © 2019 AtriCure, Inc. All rights reserved. AtriCure 4

Afib: A serious and costly problem Stroke is leading cause of long-term disability Afib increases the risk of stroke by 5x times 3x People with Afib have three times the risk for heart failure #2 Afib is second leading cause of stroke $26 Billion Total cost of Afib to U.S. healthcare each year 73% higher medical costs related to Afib © 2019 AtriCure, Inc. All rights reserved. AtriCure 5

Key Investment Rationale Addressing an underserved and growing population of patients About 17 million chronic Afib patients globally Current standard of care does not adequately address this population Portfolio of Standalone/Minimally Invasive (MIS) solutions to drive long-term growth Two PMA trials underway for hybrid approaches; CONVERGE trial is top priority Early in market development process – key driver of future growth Appendage Management business complements multiple procedures Most widely used Left Atrial Appendage (LAA) device with over 170,000 sold to date Delivering novel products, driving volume and ASP growth Can deepen penetration of Open Heart Ablation through training Only PMA product for the surgical treatment of Afib Product improvements and salesforce focus have driven growth Recent guidelines have driven broader adoption © 2019 AtriCure, Inc. All rights reserved. AtriCure 6

2018 Highlights Achieved over $200 million in revenue and annual growth rate of 15.4% Completed enrollment in CONVERGE clinical trial Trained over 400 healthcare professionals worldwide Impact of innovation continued with successful product launches in 2018 AtriClip Flex·V® device in March (U.S.) Limited US launch of cryoSPHERE™ device for nerve block in November; full U.S. launch in 2019 Built Cryo Nerve Block pilot commercial team Partnered with BaHeal Pharmaceutical Group for distribution in China Strengthened balance sheet with stock offering in October © 2019 AtriCure, Inc. All rights reserved. Atricure 7

Strong Financial Performance Worldwide Revenue 2013-2018 20% CAGR In Millions $ $50 $100 $150 $200 2013 2014 2015 2016 2017 2018 US EMEA Asia Other 25 Straight Quarters of Double-Digit YoY Growth Consistent Growth $201.6M 2018 Revenue 15.4% YoY Growth © 2019 AtriCure, Inc. All rights reserved Atricure 8

Two Distinct Patient Profiles



6 Million
Afib patients in the U.S.
3.0M Effectively Treated
Medication / Cardioversion
1.4M Paroxysmal
(Intermittent Afib)
Non-paroxysmal
(Continuous Afib)
1.6M
PATIENTS
OPEN PROCEDURES
~25% PENETRATED
• Patients already undergoing heart surgery
• Afib treatment at time of surgery
STAND-ALONE PROCEDURES
~ < 5% PENETRATED
• Treating Afib as a standalone procedure
Pulmonary Vein Isolation
Pulmonary Vein Isolation
(Catheter)
Complete Cox-Maze
Hybrid
(Surgery + EP Procedure)

© 2019 AtriCure, Inc. All rights reserved.

9

AtriCure

Looking Forward … U.S. Market - $1 Billion Opportunity

6 million Afib patients in the U.S.



Paroxysmal
(Intermittent Afib)
Medication / Cardioversion
Non-paroxysmal
(Continuous Afib)
1.6M
PATIENTS

ADDRESSABLE MARKET OPPORTUNITY

OPEN ABLATION

$270M

Market applies to major forms of structural heart surgery (CABG, AVR, MVR)

APPENDAGE MANAGEMENT

$290M

Market applies to both open chest and minimally-invasive procedures

MIS ABLATION

$560M

Market includes ALL non-paroxysmal Afib patients for whom "management" has not worked

© 2019 AtriCure, Inc. All rights reserved.
10
AtriCure

Business Evolution to Drive Long-Term Growth


ACCELERATING GROWTH
SOLID GROWTH
$270 Million[1]
$90 Million[1]
$200 Million[1]
$560 Million[1]
CORE BUSINESS EVOLUTION TO DRIVE LONG TERM GROWTH
OPEN ABLATION
APPENDAGE MANAGEMENT
MIS ABLATION
OPEN
MIS
CURRENT PENETRATION
<25%
<5%
<3%

Core business is evolving to serve the MIS market and capture more of long-term growth opportunity

[1] Estimated market opportunities; see Supplemental Information section of this presentation for calculations

© 2019 AtriCure, Inc. All rights reserved.

11

AtriCure

U.S. Open Ablation 90K Cardiac surgeries on patients with pre-existing Afib $270M Market size Competitive Advantages Labeling advantage in the U.S. Robust portfolio across two technology platforms Solid gross margins Strong physician education programs Growth Drivers STS/HRS Class 1 recommendations Focused sales force Major emphasis on physician education and training Continued market penetration driven by CABG opportunity OPEN ABLATION AtriCure has the only ON-LABEL product for the surgical treatment of Afib (FDA approved) Growth will be driven by increased market penetration © 2019 AtriCure, Inc. All rights reserved. AtriCure 12

Surgical Ablation Guidelines are Advancing The Society of Thoracic Surgeons American College of Cardiology American Heart Association ESC European Society of Cardiology Heart Rhythm Society COR LOE 1 1 1 lla lla lla llb llb llb A B C A B C A B C Ablation Considered Ablation Reasonable Albation Recommended Concomitant Mitral Operations Concomitant w/AVR/CABG/AVR+CABG Stand-Alone LAAM NO GUIDELINES 1987 2014 2016 2017 CDR = Class of Recommendation LOE = Level of Evidence © 2019 AtriCure, Inc. All rights reserved. AtriCure 13

U.S. MIS Ablation $560M  U.S. Total Market High growth opportunity in underserved and underdeveloped market Competitive Advantages Favorable reimbursement environment High gross margin portfolio Pipeline of continued development Leveraging expertise in epicardial ablation to serve non-paroxysmal opportunity Growth Drivers CONVERGE IDE trial for Afib labeling expansion Cardiologists looking for definitive treatment solutions Tough-to-serve patient population lends itself to multi-disciplinary therapy MIS ABLATION Upcoming clinical data expected to support market development © 2019 AtriCure, Inc. All rights reserved. AtriCure 14

U.S. Appendage Management  $290M  U.S. Total Market $90M  Open Ablation $200M MIS Ablation APPENDAGE MANAGEMENT OPEN and MIS Open Growth Drivers Broadening awareness of benefits of LAA management (science and society endorsement) Launched AtriClip Flex·V® device in March 2018 – benefits include ease of use and lower profile MIS Growth Drivers AtriClip PRO2 device continues to gain traction w/ higher ASP Launch of a more versatile AtriClip PRO·V™ device in September 2017 Future opportunity for adding MIS AtriClips to other procedures APPENDAGE MANAGEMENT Highest growing of our franchises – over 30% CAGR for past three years Over 170,000 AtriClip Systems implanted worldwide © 2019 AtriCure, Inc. All rights reserved AtriCure 15

AtriCure Product Portfolio


OPEN ABLATION
ISOLATOR® SYNERGY™ CLAMP
cryoICE ® CRYOABLATION PROBE
cryoFORM ® CRYOABLATION PROBE
ISOLATOR ® TRANSPOLAR PEN
MIS ABLATION
ISOLATOR SYNERGY ACCESS® CLAMP
COBRA FUSION® 150 ABLATION SYSTEM
EPI-SENSE ® DEVICE
SUBTLE® CANNULA
APPENDAGE MANAGEMENT
OPEN
ATRICLIP ® LONG DEVICE
ATRICLIP ® FLEX DEVICE
ATRICLIP FLEX-V™ DEVICE
MIS
ATRICLIP PRO ® DEVICE
ATRICLIP PRO2 ® DEVICE
ATRICLIP PRO -V® DEVICE

© 2019 AtriCure, Inc. All rights reserved.
16
AtriCure

Expanding Product Portfolio Launched 6 products in last four years (1 from acquisition) Track record of organic and inorganic execution Future pipeline focus across all franchises – Open clamp, linear ablation, minimally invasive AtriClip Innovation toward less invasive, simpler, easier to use, and more efficient products Strong commercial pricing discipline for new product introductions Long-term Goal Continued expansion of products in both core and new markets © 2019 AtriCure, Inc. All rights reserved. AtriCure 17

Advancing Clinical Outcomes Robust clinical program with several studies underway to generate clinical evidence CONVERGE PIVOTAL Trial designed to support FDA approval of EPi-Sense device specifically for the treatment of persistent Afib through an abdominal approach  DEEP PIVOTAL Trial designed to support FDA approval of various devices specifically for the treatment of persistent Afib through a bi-lateral totally thoracoscopic approach  CEASE AF Randomized trial of hybrid bi-lateral approach (same as DEEP) versus catheter ablation in persistent and longstanding persistent Afib …and many other clinical science studies and activities! © 2019 AtriCure, Inc. All rights reserved. AtriCure 18

CONVERGE Pivotal Study CONVERGE Clinical Trial Trial designed to support FDA approval of EPi-Sense device specifically for the treatment of persistent Afib STUDY DESIGN Summary Multi-center, prospective, open label randomized 2:1 (Convergent procedure vs endocardial catheter ablation) pivotal study. Number of Subjects and Sites Up to 153 subjects Up to 30 sites (27 U.S. and 3 O.U.S.) Study Duration 5 year follow-up of all subjects PRIMARY ENDPOINTS Effectiveness The primary efficacy endpoint is success or failure to be AF/AT/AFL free absent class I and III AADs except for a previously failed or intolerant class I or III AAD with no increase in dosage following the 3 month blanking period through the 12 months post procedure follow-up visit. Safety The primary safety endpoint for the study is 12% freedom from MAE’s as adjudicated by the CEC for the procedural to 30-day post procedure time period. CONVERGE HIGHLIGHTS Completed enrollment in August 2018 © 2019 AtriCure, Inc. All rights reserved. AtriCure 19

Summary of U.S. – Large, Underpenetrated Market Opportunity Open Ablation $65 $270 Appendage Management $37 $290 MIS Albation $34 $560 $0 $100 $200 $300 $400 $500 $600 Potential Market ($M) 2017 Revenue ($M) U.S. GROWTH DRIVER Continued penetration into the Open Market Growing MIS clinical data and continuing commercial execution Appendage Management business complementing growth of Open / MIS Ablation © 2019 AtriCure, Inc. All rights reserved. AtriCure 20

Aligning Expertise With Opportunity Sales structure and talent – maximizing productivity Shifting headcount growth from Regional Sales Managers to Ablation/Clinical Specialists Solid case coverage while managers build relationships, broaden adoption  Onboarding and training current team is a top priority Each Area Includes:  5-6 Regional Sales Managers 4-8 Clinical Specialists 1-2 Minimally Invasive Manager(s) Key Sales Positions Area Directors Regional Sales Managers Ablation/Clinical Specialists Minimally Invasive Managers 2013 8 37 22 0 2016 11 53 44 10 2018 11 52 58 15 © 2019 AtriCure, Inc. All rights reserved. AtriCure 21

International Market = $2 Billion Opportunity Mid-teens growth driven by product expansion and reimbursement Growth Drivers Product expansion in Asia Reimbursement in the EU Clinical Data – CEASE AF Sales team coverage $525M OPEN ABLATION $600M APPENDAGE MANAGEMENT $985M MIS ABLATION 2017 International Revenue (M) Open Ablation MIS Ablation App Mgmt $7.3 $8.0 $20.7  © 2019 AtriCure, Inc. All rights reserved. AtriCure 22

Financial Performance  Revenue growth expectations fueled by stability in Open ablation and high growth in MIS ablation and Appendage Management  Strong historical revenue growth across the business – 25 quarters of double digit year-over-year growth Historical gross margins 70 – 73% with expansion opportunity  Continued improvement in profitability profile 2019 Revenue Guidance:  $220 million to $228 million (9% to 13% growth) *Non-GAAP measure; see historical reconciliation of Adjusted EBITDA to net loss in the Supplemental Information section of this presentation Adjusted EBITDA 2014 ($12.0)M 2015 ($11.5)M 2016 (9.2M) 2017 ($5.3)M 2018E ($1)M-($3)M REVENUE $107.5M $129.8M $155.1M $174.7M $201.6M  © 2019 AtriCure, Inc. All rights reserved. AtriCure 23

Investor Highlights Leader in $1B+ U.S. addressable market for atrial fibrillation solutions Market Leadership Only on-label (FDA) product in the persistent/long-standing persistent Afib market Robust product portfolio and pipeline focused on minimally-invasive solutions Most widely adopted LAA product on the market  Strong Growth Opportunity Large and growing market; vastly underpenetrated   Evolution to minimally invasive therapies will drive growth Diverse profile of solutions to treat persistent Afib  Solid Foundation 20% 5-year revenue CAGR through 2017, with improving profitability Commitment to innovation, education, and clinical science GROWTH DRIVERS Updated society guidelines recommend treatment of Afib for specific procedures Continued penetration in the Open market Growing MIS clinical data and portfolio of solutions Appendage management business driving growth Strengthening commercial leadership and team International expansion © 2019 AtriCure, Inc. All rights reserved. AtriCure 24

Thank You! © 2019 AtriCure, Inc. All rights reserved. AtriCure 25

Supplemental Information Note that citations/references for any comments, statistics, or figures in this presentation are available upon request. © 2019 AtriCure, Inc. All rights reserved. AtriCure 26

Revenue / Market Overview Geography 2016 Full-Year Revenue 2017 Full-Year Revenue 2018 Full-Year Revenue Global Market Potential United States $122.4M +20% $138.4M +13% $162.1M +17% $1B+ Annually International $32.7M +19% $36.3M +11% $39.5M +9% $2B+ Annually Overall $155.1M  +20% $174.7M  +13% $201.6M  +15% $3B+ Annually © 2019 AtriCure, Inc. All rights reserved. AtriCure 27

Franchise / Business Overview

Focus Areas	Products	Keys to Success	Trials/Data
OPEN Ablation (Concomitant)		• FDA PMA label for Afib (2011) • Advanced Training – CABG/AVR/Fellowships • Conversions and add-on sales – cryoFORM adoption • Guideline changes w/ Societies	• ABLATE IDE = PMA • PMA Post Approval Study (365 Patients) • STS/Medicare retrospective studies • Guidelines key – supporting many grants • TRAC-AF registry
OPEN Appendage Management		• EXCLUDE trial (510k data) • Continued education and awareness • Tie to ablation growth • Flex-V AtriClip in 2018 • ATLAS and other data	• EXCLUDE – Complete • ATLAS/future data opportunities
MIS Ablation		• Trials – DEEP and CONVERGE • Collaborative care • Convergent growth	• CONVERGE IDE • DEEP IDE • TRAC-AF Registry
MIS Appendage Management		• Awareness • Future trials/studies • Product expansion (Pro2, Pro-V)	• Stroke Safety Feasibility Complete • Investigating opportunities
International		• Product expansion in Asia • Reimbursement in EU • Sales team coverage	• CEASE AF (DEEP for EU) • HISTORIC AF (Complete) • Several AtriClip registries

© 2019 AtriCure, Inc. All rights reserved.

28

AtriCure

AtriCure Portfolio Designed to Treat Afib

2017 U.S. REVENUE BY PRODUCT CATEGORY


$64M
47%

OPEN ABLATION


$37M
27%

APPENDANGE MANAGEMENT


25%
$34M

MIS ABLATION

2017 STS and HRS guidelines **recommend** surgical ablation for the treatment of Afib at the time of MVR, AVR, and CABG

OPEN
2017 STS Guidelines include LAA Management as a **reasonable** procedure to minimize risk of stroke

MIS
Strong existing product line with new product innovations continuing to drive the shift to MIS procedures

CONVERGE trial underway to support FDA approval of the EPi-Sense® device for the treatment of persistent Afib

© 2019 AtriCure, Inc. All rights reserved.
29

Keys to Market Development Expand Product Portfolio Innovative pipeline to drive Open ablation penetration and build MIS market AtriClip PRO·V device, AtriClip PRO2 device, cryoFORM probe, Cryo3 probe, etc. Increase Education and Awareness Afib training programs delivered to 2,000+ surgeons UPDATED GUIDELINES STS/HRS Class 1 AATS Advancing Clinical Outcomes Multiple clinical trials underway (PMA and company-sponsored) CONVERGE – Top priority for company…drives MIS opportunity Commercial Talent and Expertise Strong commercial leadership and sales infrastructure Increase size/expertise of MIS-focused team, continue to be seen as Afib resource! © 2019 AtriCure, Inc. All rights reserved. AtriCure 30

Increase Education and Awareness Investment Significant resources toward physician education Multiple options including didactic, hands-on, proctoring, and case observations Steering Committee Comprised of highly regarded KOLs Strong Network Established strong network of revered physician trainers Society Involvement AATS Fellowships, STS and EACTs endorsed training program Trained over 2,000 surgeons worldwide Helping physicians address the growing Afib epidemic © 2019 AtriCure, Inc. All rights reserved. AtriCure 31

Guidelines to Fuel Adoption 2017 STS Guidelines Applies to ALL-COMER Afib patients. Previously only “symptomatic patients refractory or intolerant to at least one AAD”. Surgical Ablation is RECOMMENDED not just reasonable; it doesn’t increase operative risk. LAA Management is mentioned for the first time in the STS Guidelines; LAA Management is reasonable in conjunction with ablation or alone during cardiac surgery. Acknowledges the positive impact of hybrid ablations.  2017 HRS Guidelines Mitral Valve Replacement is RECOMMENDED for all symptomatic patients refractory or prior to antiarrhythmic drugs. Surgical Ablation is RECOMMENDED for CABG and AVR patients who had initiated antiarrhythmics prior to surgery. Stand-Alone / Hybrid is REASONABLE for long-standing persistent symptomatic patients refractory or intolerant to at least one AAD and have failed one or more attempts at catheter ablation or prefer a surgical approach. WHAT’S NEXT? Continuing to educate the market Generate evidence Influence other major societies © 2019 AtriCure, Inc. All rights reserved. AtriCure 32

Society Guidelines for Treatment of Afib SOCIETY RECOMMENDATION STS (2016) 1 Surgical ablation for Afib can be performed without additional operative risk of mortality or major morbidity, and is recommended at the time of concomitant isolated aortic valve replacement, isolated coronary artery bypass graft surgery, and aortic valve replacement plus coronary artery bypass graft operations to restore sinus rhythm. Surgical ablation for Afib can be performed without additional operative risk of mortality or major morbidity, and is recommended at the time of concomitant mitral operations to restore sinus rhythm. AHA/ACC/HRS (2014)2 An Afib surgical ablation procedure is reasonable for selected patients with Afib undergoing cardiac surgery for other indications.  A stand-alone Afib surgical ablation procedure may be reasonable for selected patients with highly symptomatic Afib not well managed with other approaches. HRS/ACC/AHA/STS/EHRA/ECAS (2012)3 “It is advisable that all patients with documented Afib referred for other cardiac surgeries undergo a left or biatrial procedure for Afib at an experienced center, unless it…will add significant RISK…”  ISMICS (2009)4 “Concomitant surgical ablation is recommended …. to increase the incidence of sinus rhythm both at short- and long-term follow-up …. to improve ejection fraction and exercise tolerance …. to reduce the risk of stroke and thromboembolic events …. and to improve long-term survival.” UK NICE (2014)5 Surgical ablation of Afib should be considered in patients with persistent Afib, or with symptomatic Afib undergoing cardiothoracic surgery. ESC (2010)6 Surgical ablation of Afib should be considered in patients with symptomatic or asymptomatic Afib undergoing cardiac surgery. Minimally invasive surgical ablation of Afib without concomitant cardiac surgery is feasible and may be performed in patients with symptomatic Afib after failure of catheter ablation. 1. Badhwar et al.; Society of Thoracic Surgeons 2017 Clinical Practice Guidelines for the Surgical Treatment of Atrial Fibrillation, Ann Thorac Surg 2017;103:329-41 2. Craig et al,; 2014 AHA/ACC/HRS Guideline for the Management of Patients with Atrial Fibrillation, JACC. Vol 64, no 21. 2014 3. Calkins et al.; HRS/EHRA/ECAS Catheter and Surgical Ablation. Heart Rhythm, vol. 9, no 4, April 2012. 4. Ad et al.; Surgical ablation for atrial fibrillation in cardiac surgery. Innovations, vol 5, no 2, March/April 2010. 5. National Institute for Health and Care Excellence. Atrial fibrillation: management, clinical guideline. June 18, 2014. 6. Camm et al.; Guidelines for the management of atrial fibrillation. European Heart Journal, 2010.  © 2019 AtriCure, Inc. All rights reserved. AtriCure 33

Society Guidelines for Appendage Management SOCIETY RECOMMENDATION STS (2016) 1  It is reasonable to perform left atrial appendage excision or exclusion in conjunction with surgical ablation for Afib for longitudinal thromboembolic morbidity prevention. AHA/ACC/HRS (2014)2 Surgical excision of the left atrial appendage may be considered in patients undergoing cardiac surgery.  UK NICE (2014)5 Consider LAA occlusion if anticoagulation is contraindicated or not tolerated and discuss the benefits and risks of LAA occlusion with patient.  EJCTS (2013)4 We conclude that there has been no proven benefit of surgical LAA exclusion in terms of stroke reduction or mortality benefit… If exclusion is contemplated, devices designed for appendage exclusion should be used rather than a cut-and-sew or stapling technique.  EHRA/EAPCI (2014)5,6 OAC (with VKA or NOACs) is the standard therapy; however, for patients who are contraindicated or refuse (N) OACs… the main indication for LAA occlusion is a relative or absolute contraindication to (N)OACs in patients with Afib and a CHADS2 score of ≥1 or CHA2 -DS2 -VASc score ≥2. 1. Badhwar et al.; Society of Thoracic Surgeons 2017 Clinical Practice Guidelines for the Surgical Treatment of Atrial Fibrillation, Ann Thorac Surg 2017;103:329-41 2. January et al.; AHA/ACC/HRS Atrial Fibrillation Guideline. JACC Vol. 64, no. 21. December 2, 2014. 3. National Institute for Health and Care Excellence. Atrial fibrillation: management, clinical guideline. June 18, 2014. 4. Dunning et al.; Guideline for the surgical treatment of atrial fibrillation. European Journal of Cardio-Thoracic Surgery. Vol 44. 2013. 5. Meier et al.; EHRA/EAPCI expert consensus statement on catheter-based left atrial appendage occlusion. EuroIntervention. 2014 6. Thambo et al.; The future of left atrial appendage occlusions: When extraordinary claims require evidence… Archives of Cardiovascular Disease 2015 vol 108. © 2019 AtriCure, Inc. All rights reserved. AtriCure 34

U.S. Open Market Work-Up Total Open U.S. Procedures 300,000 30% with Afib U.S. Procedures with Afib 90,000 ~ U.S. Annual Opportunity1 $270M ~Current U.S. OPEN Ablation penetration, 25% 2017 U.S. Open Ablation Sales $65M 1. Assumes Open ablation procedural pricing of $3,000. © 2019 AtriCure, Inc. All rights reserved. AtriCure 35

U.S. Appendage Management Market Work-Up OPEN APPENDAGE MANAGEMENT Total Open U.S. Procedures 300,000 30% with Afib U.S. Procedures with Afib 90.000 ~U.S. Annual Opportunity2 $90M MIS APPENGAGE MANAGEMENT Non-paroxysmal Pts Annually Treated with Cath Ablation 80,000 ~Unsuccessful Outcomes with Cath Ablation, 70% MIS Ablations (Non-paroxysmal, post Cath) 56,000 ~ Annual U.S. MIS Ablation Opportunity (Post Cath)1  $200M 2017 U.S. Appendage Management Sales $37M ~Current U.S. OPEN / MIS Appendage Management penetration, ~10% 1. Assumes average pricing of $3,600 for MIS AtriClip 2. Assumes average pricing of $1,000 for Open AtriClip © 2019 AtriCure, Inc. All rights reserved. AtriCure 36

U.S. MIS Market Work-Up Non-paroxysmal Pts Annually Treated with Cath Ablation 80,000 ~Unsuccessful Outcomes with Cath Ablation, 70% MIS Ablations (Non-paroxysmal, Post Cath) 56,000 ~ Annual U.S. MIS Ablation Opportunity1 $560M ~Current MIS OPEN Ablation penetration, ~5% 2017 U.S. MIS Ablation Sales  $34M 1. Assumes MIS ablation procedure pricing of $10,000 © 2019 AtriCure, Inc. All rights reserved. AtriCure 37

Additional Growth Drivers with Appendage Management Prophylactic treatment for Open Appendage Management Additional $500M global market Total OPEN U.S. Procedures 300,000 70% without Afib ~U.S. Procedures without Afib 210,000 ~U.S. LAA Prophylactic Annual Opportunity2 $215M Sole Therapy Appendage Management Market Competition includes implants and EP closure (without FDA approval) Stroke trial key to success Treatment Resistant Afib Patients in the U.S. 333,333 10% treated annually ~Annual Market Opportunity1  $120M MIS Appendage Management with Heart Procedures Opportunity for other MIS surgeries, such as valve repair Market is currently small but fast growing Yearly MIS Heart Procedures (Valve Replacements, MIS CABG) 333,333 ~Annual Market Opportunity1  $540M 1. Assumes average pricing of $3,600 for MIS AtriClip 2. Assumes average pricing of $1,000 for Open AtriClip © 2019 AtriCure, Inc. All rights reserved. AtriCure 38

Adjusted EBITDA Reconciliation (millions of dollars) Net loss, as reported ($16.2) ($27.2) ($33.3) ($26.9) Income tax expense $0.0 $0.0 $0.0 $0.0 Other (income)/expense, net ($0.2) $0.5 $2.2 $1.9 Depreciation and amortization expense $4.8 $6.3 $9.3 $9.1 Share-based compensation expense $7.6 $9.0 $11.7 $14.6 Change in fair value of contingent consideration ($8.0) - $1.0 ($4.1) Adjusted EBITDA ($12.0) ($11.5) ($9.2) ($5.3) © 2019 AtriCure, Inc. All rights reserved. AtriCure 39

Non-Drug Options of Care For Non-Paroxysmal Afib

Least Painful / Invasive

Most Effective

THERAPY	ACUTE CLINICAL SUCCESS
Catheter Ablation (Endocardial)	30% single treatment
Hybrid - CONVERGENT (Trans-Diaphragmatic)	70 – 80% on AADs 60 – 65% off AADs
Hybrid - DEEP (Bi-Lateral Totally-Thoracoscopic)	80 – 90% on AADs 70 – 80% off AADs
Cox-Maze Ablation (Right-Lateral Thoracotomy)	90+% on AADs
Cut-and-Sew Cox-Maze	95+% on AADs











© 2019 AtriCure, Inc. All rights reserved.

40

AtriCure

Cox-Maze IV Procedure Left Atrial Appendage Coronary Sinus Mitral Annulus Circumflex Coronary Artery SVC Right Atrial Appendage Right Coronary Artery Tricuspid Annulus IVC Bipolar RF Clamp Surgical Incision Cryo – Endocardial Cryo- Epicardial © 2019 AtriCure ,Inc. All rights reserved. AtriCure 41